UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 21, 2005, Telephone and Data Systems, Inc. filed a Preliminary Prospectus Supplement dated March 21, 2005 and Prospectus dated March 21, 2005 with the Securities and Exchange Commission pursuant to Rule 424(b)(5).  Such documents are hereby incorporated by reference herein.

Item 9.01.  Exhibits.

(c)                                  Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: March 21, 2005	By:	/s/ J. Timothy Kleespies
J. Timothy Kleespies
Vice President and Assistant Corporate Controller

EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No.	Description

99.1

The Preliminary Prospectus Supplement dated March 21, 2005 and Prospectus dated March 21, 2005 of Telephone and Data Systems, Inc. as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) are hereby incorporated by reference herein.